EXHIBIT 10.1

Agreement No.

FORM OF CONFIDENTIAL SUBSCRIPTION AGREEMENT

XENONICS HOLDINGS, INC.

Private Sale of up to $1,000,000 of Convertible

Senior Secured Notes

THIS SUBSCRIPTION AGREEMENT CONTAINS MATERIAL NONPUBLIC INFORMATION CONCERNING XENONICS HOLDINGS, INC. AND IS PREPARED SOLELY FOR THE USE OF THE OFFEREE NAMED ABOVE. ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SECURITIES OFFERED HEREBY MAY SUBJECT THE USER TO CRIMINAL AND CIVIL LIABILITY.

THE SECURITIES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE DILUTION AND MAY BE PURCHASED ONLY BY PERSONS WHO QUALIFY AS “ACCREDITED SUBSCRIBERS” UNDER RULE 501 (a) OF REGULATION D UNDER THE SECURITIES ACT.

THIS DOCUMENT HAS NOT BEEN FILED WITH OR REVIEWED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER COMMISSION OR REGULATORY AUTHORITY, AND HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF ANY STATES NOR HAS ANY SUCH COMMISSION, AUTHORITY OR ATTORNEY GENERAL DETERMINED WHETHER IT IS ACCURATE OR COMPLETE OR PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

XENONICS HOLDINGS, INC.

3186 Lionshead Avenue

Carlsbad, CA 92010

June 23, 2014

CONFIDENTIAL SUBSCRIPTION AGREEMENT

INSTRUCTIONS:

Items to be delivered by all Subscribers:

a.	One (1) completed and executed Subscription Agreement, including the Investor Questionnaire.

b.	One completed and executed Security Agreement.

c.	Payment in the amount of subscription, by wire transfer of funds only.

Wired funds should be directed as follows:

California Bank & Trust

2501 Palomar Airport Rd.

Carlsbad, CA 92011

Routing#: 122232109

For credit to: Xenonics, Inc.

Account #:

THE SUBSCRIBER IS RESPONSIBLE FOR ALL WIRE TRANSFER FEES IMPOSED BY THE SUBSCRIBER’S BANK.

ALL DOCUMENTS SHOULD BE RETURNED TO:

Sandlapper Securities LLC

Sandlapper Financial Center

29800 Agoura Rd Suite 205

Agoura Hills, CA 91301

Attn.: Scott Ozer

Fax 818 707 7201

In the event investor decides not to participate in this offering please return this Confidential Subscription Agreement to the address set forth above.

THE FOLLOWING EXHIBITS AND SCHEDULES ARE ANNEXED TO

AND FORM PART OF THIS SUBSCRIPTION AGREEMENT:

DISCLOSURE SCHEDULE

EXHIBIT A:	INVESTOR QUESTIONNAIRE
EXHIBIT B:	FORM OF CONVERTIBLE SENIOR SECURED NOTE
EXHIBIT C:	FORM OF SECURITY AGREEMENT
EXHIBIT D:	FORM OF INTERCREDITOR AGREEMENT

SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber” or the “Purchaser”) hereby subscribes to purchase from Xenonics Holdings, Inc., a Nevada corporation (the “Company”), Senior Secured Notes, on the terms as described herein. The Company is offering hereby (the “Offering”) up to a total aggregate principal amount of $1,000,000 of Senior Secured Convertibles Notes on a “best efforts” basis in the principal amount of $25,000 (the “Convertible Note”).

Article I

SALE OF CONVERTIBLE NOTES

1.1 Sale of Securities; Offering Period

(a) Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, upon Closing, the principal amount of Convertible Notes as described herein for the purchase price as set forth on the signature page of this Subscription Agreement executed by the Subscriber. The Convertible Notes are convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) or the “Conversion Securities”, as defined below. The principal amount of Convertible Notes purchased hereunder by a Subscriber shall be as specified on the signature page of this Subscription Agreement executed by the Subscriber. The Company may reject any subscription in whole or in part. The Company is offering the Convertible Notes on a “best efforts” basis as the total Offering amount. This Offering is only being made to “accredited Subscribers” (as defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) in reliance upon an exemption from registration under Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, and on similar exemptions under applicable state laws. The Convertible Notes may be purchased, in part or their entirety, by officers and directors of the Company or representatives of the Selling Agent (as defined below).

(b) The Securities are being offered during the offering period commencing on the date set forth on the cover page of this Subscription Agreement and terminating on the earlier of (a) 5:00 p.m. (Los Angeles, California time) on July 31, 2014 or (b) the date on which all the Securities authorized for sale have been sold (the “Offering Period”). The Company reserves the right to terminate or close the offering at any time.

(c) The Convertible Notes are convertible at the option of the holder shares of the Company’s Common Stock (the “Conversion Shares”) at the initial conversion rate of $0.07 per share. The conversion rate is subject to adjustment as described in the Convertible Notes, including in the event that the Company issued additional shares of Common Stock or other equity securities at a purchase price (or exercise price or conversion price for Convertible Securities) below the initial conversion rate. The principal amount of the Convertible Notes shall bear interest at the rate of 13% per annum and shall have maturity date of there 3 years from the original issue date. The Convertible Notes are secured obligations of the Company and will be secured by a first priority lien and security interest on the Company’s assets, which lien will be evidenced by the Security Agreement annexed hereto (the “Security Agreement. A summary of the material terms and conditions of the Convertible Notes is set forth below under the caption “Summary of Offering.”

1.2 High Risk Investment. This investment is speculative and should only be made by Subscribers who can afford the risk of loss of their entire investment. The proceeds from the sale of the Convertible Notes will be used to fund short term capital needs to enable the Company to maintain operations (including certain limited payments to officers for accrued salaries) until additional funding is received. The Company has significant outstanding debt represented by promissory notes which is due and payable prior to the maturity date of the Convertible Notes and although a substantial potion of the creditors holding these outstanding obligations will be required to agree to forgo collection efforts, for a period of time, it is possible that the Company’s revenue and income will be unable to generate sufficient funds to repay all of the outstanding debt, including the Convertible Notes. The Company may be required to sell additional securities (whether debt or equity or equity linked) after the completion of this transaction to further fund its operations. Unless the Company is successful in completing these additional funding transactions, or is able to generate sufficient revenue from operations, the Company may be forced to significantly curtail its operations, the Convertible Notes may remain unpaid and Subscribers will lose their entire investment.

1.3 Selling Agents; Certain Expenses. The Company has engaged Sandlapper Securities LLC as its exclusive selling agent (the “Selling Agent”), for the sale of the Convertible Notes and will pay commissions and other compensation to the Selling Agent based on the subscriptions procured by it in this Offering. The Company will pay commissions to the Selling Agent of 9.0% of the gross proceeds from the sale of the Securities in this Offering to subscribers procured by Sandlapper Securities LLC and reimburse Sandlapper Securities LLC for their reasonable expenses up to $15,000. The Company will also issue to the Selling Agent warrants (the “Agent Warrants”) to purchase such number of shares of Common Stock of the Company as equals 25% of the number of shares of Common Stock based upon the principal amount of Convertible Notes and the conversion price of the Convertible Notes sold in the Offering to Subscribers procured by the Selling Agents. The Agent Warrants will be exercisable for a period of five (5) years at an exercise price of $0.12 per share. Officers, directors and affiliates of the Selling Agent and the Company may purchase Convertible Notes in the Offering. The Company will also indemnify the Selling Agent against certain liabilities, including liabilities under the Securities Act of 1933, and liabilities arising from breaches of representations and warranties contained in the agreement, or to contribute to payments that it may be required to make in respect of such liabilities.

Summary of Offering

Securities Offered:	The Company is offering a total of $1,000,000 of its Convertible Notes on a “best efforts” basis as to the entire Offering. As used herein the Convertible Notes and Conversion Shares may be collectively referred to as the “Securities.”

Purchase Price:	The Company is selling the Convertible Notes in this Offering at a Purchase Price of $25,000 principal amount. The Company may accept subscriptions for partial Convertible Notes in its sole discretion.

Offering Period:	The Securities are being offered during the Offering Period commencing on the date set forth on the cover page of this Subscription Agreement and terminating on the earlier of (a) 5:00 p.m. (Los Angeles, California time) on July 31, 2014 or (b) the date on which maximum principal amount of Convertible Notes authorized for sale have been sold. The Company reserves the right to terminate or close the offering at any time.

Summary of Convertible Notes:

Principal Amount:	Up to an aggregate principal amount of $1,000,000.

Interest:	The Convertible Notes shall accrue simple interest at the rate of 13% per annum, payable semi-annually and at maturity. Interest shall be payable on September 30th and March 30th of each year.

Maturity:	The Convertible Notes shall have a maturity date of three (3) years from the date of issuance.

Prepayment/ Redemption:	The Convertible Notes may be prepaid in whole or in part at any time at the option of the Company between the first anniversary and second anniversary thereafter at 110% of the principal amount plus accrued and unpaid interest. Holders of the Convertible Notes shall have the option to convert principal and unpaid interest into Common Stock at their option upon receipt of any prepayment notice received from the Company. After the second anniversary the Convertible Notes can be prepaid without any prepayment penalty under the same terms.

Conversion Price:	At the holder’s option the Convertible Notes will be convertible into shares of Common Stock at an initial conversion rate of $0.07 per share.

Anti-dilution protection:	The conversion rate of the Convertible Notes will be adjusted on a “full ratchet” basis in the event that the Company issues additional shares of Common Stock or common stock equivalents (other than for stock option grants and other customary exclusions) at a purchase price less than the initial conversion rate of the Convertible Notes. In addition, the Convertible Notes will be adjusted proportionally in the event of stock splits, stock dividends, combinations, recapitalizations, and similar events.

Security Interest:	The outstanding principal and interest outstanding under the Convertible Notes, and all other amounts due thereunder, shall be secured by a first priority lien on the assets of the Company as set forth in the Security Agreement which lien is intended to be pari passu with all other secured Indebtedness. Holders of the Convertible Notes shall enter into an intercreditor agreement (“Intercreditor Agreement”) with other secured indebtedness. The Company has approximately $2,375,000 (“Prior Debt”) amount of indebtedness secured by a lien on the Company’s assets which is intended to be pari passu which the lien granted in connection with the Convertible Notes.

Registration Rights:	Subscribers shall not be entitled to registration rights and will be required to rely upon Rule 144 with respect to the resale of any shares of Common Stock upon conversion of the Convertible Notes. The Company, shall at its cost and expense, provide on behalf of investor, any legal opinions with respect to sales, pursuant to Rule 144, of Conversion Shares as may be required by the Company’s stock transfer agent.

Use of Proceeds:	The proceeds will be used to fund working capital and for general corporate purposes. No more than an aggregate of $50,000 of the proceeds will be used to repay accrued salaries or expenses of officers or directors or affiliates thereof. After the final Closing, any such remaining accrued, but unpaid salaries and expenses shall be paid solely from positive cash flow from operations of the Company and not from any proceeds of the offering.

Escrow; No Offering Minimum:	The Company and the Selling Agent have established a non-interest bearing escrow account for the deposit of funds in this Offering. However, each Subscriber acknowledges and understands that there is no minimum Offering amount necessary to conduct a closing for the funds to be released to the Company. The escrow account will be established between the Company and the Selling Agent at California Bank & Trust. Funds may be released to the Company and closings held, from time to time, as determined by the Company and the Selling Agent at any time during the Offering Period.

Subscription Procedure:	In order to subscribe for the Securities, each prospective subscriber must complete, execute and deliver to the Company a signature page evidencing such prospective subscriber’s execution of this Subscription Agreement along with a completed confidential Purchaser Questionnaire and a copy of the Security Agreement. The Agent appointed (Sandlapper Securities LLC on behalf of the subscribers) under the Security Agreement will execute the Intercreditor Agreement on behalf of Subscribers.

Restrictions on Transferability:	There is no public market for the Convertible Notes and it is not anticipated that a market will develop after this Offering. Further, the Conversion Shares have not been registered under the Securities Act or under the securities laws of the United States or of any state or other jurisdiction. As a result, the Convertible Notes and Conversion Shares (collectively, sometimes referred to as the “Securities”) are restricted securities under the Securities Act and they may not be transferred without registration under the Securities Act, or, if applicable, the securities laws of any state or other jurisdiction, unless in the opinion of counsel to the Company, such registration is not then required because of the availability of an exemption from registration.

Investment:	An investment in the Company is highly speculative, and each investor bears the risk of losing his, her or its entire investment. All Purchasers must complete and execute a Subscription Agreement, the Security Agreement, and a confidential Purchaser Questionnaire. Purchasers must set forth representations in such documents that he, she or it is purchasing the Securities for investment purposes only and without a view toward distribution. The Securities are suitable investments only for sophisticated Subscribers for whom an investment in the Securities does not constitute a complete investment program and who fully understand, are willing to assume, and who have the financial resources necessary to withstand, the risks involved in investing in the Securities and who can bear the potential loss of their entire investment. The Securities are being offered and sold only to persons who qualify as “accredited Subscribers,” as defined under Regulation D of the Securities Act.

Risk Factors:	An investment in the Securities involves a high degree of risk. Purchasers of the Securities should carefully review the factors under the heading “Risk Factors” herein and in the Company’s reports filed under the Securities Exchange Act of 1934, as amended which are incorporated by reference.

1.4 Escrow and No Minimum Offering Amount; Multiple Closings.

Each Subscriber acknowledges and agrees that all subscription amounts will be deposited in a non-interest bearing account established by the Company and the Selling Agent at California Bank & Trust, but that there is no minimum Offering amount (or other conditions other than normal closing conditions) necessary to conduct a closing for the funds to be released to the Company. Accordingly, funds may be released to the Company and closings held, from time to time, as determined by the Company at any time during the Offering Period. During the Offering Period, subscription funds will be placed into the escrow account and closings will be held from time to time up to the sale of the maximum amount of Securities described in this Subscription Agreement or the expiration of the Offering Period. In the event a subscription is not accepted in whole or in part by the Company, the full or ratable amount, as the case may be, of any subscription payment received will be promptly refunded to the Subscriber without deduction therefrom and without interest thereon. In the event a subscription is accepted by the Company, in whole or in part, and subject to the conditions set forth in this Subscription Agreement, a closing may be held from time to time by the Company and the Company shall issue and deliver to subscriber, the Convertible Note dated the date of closing on such funds, and a fully executed copy of this Subscription Agreement and the Security Agreement.

At each closing of the transactions contemplated herein (the “Closing”), the Subscribers shall purchase, severally and not jointly, and the Company shall issue and sell, to the Subscribers the amount of Securities as indicated on the signature page of each Subscriber’s subscription agreement, up to the total Offering amount. The Securities may be purchased, in part or their entirety, by officers and directors of the Company or representatives of the Selling Agent. Each Closing shall occur on the date determined by the Company and the Selling Agent at such times and/or locations as the Company may set. A final Closing shall be held either on the date of which this Offering is fully subscribed or the last date during the Offering Period on which the Company accepts a subscription, whichever is latest. This Offering shall terminate on the earlier of (a) 5:00 p.m. (New York time) on July 31, 2014 or (b) the date on which all the Securities authorized for sale have been sold, unless sooner terminated by the Company, in its sole discretion. Each Closing of the transactions contemplated hereunder shall be deemed to occur at the offices of Becker & Poliakoff, LLP, 45 Broadway, 8th Floor, New York, New York 10006, or at such other place as shall be mutually agreeable to the parties, at 12 noon, New York time, on such date or dates as may be mutually agreeable to the parties.

1.5 Closing Matters. At each Closing the following actions shall be taken:

(a) each Subscriber shall deliver its Purchase Price in immediately available United States funds to the escrow account established for the Offering;

(b) the Company shall deliver the Convertible Notes subscribed for to each Subscriber; and

(c) each of the Company and the Subscriber shall deliver to the other signed copies of this Agreement and the Security Agreement and the Subscriber shall deliver to the Selling Agent a completed and executed Purchaser Questionnaire.

1.6 Use of Proceeds. The Company intends to use the proceeds derived from this Offering to satisfy its working capital requirements and general corporate purposes. No more than an aggregate of $50,000 of the proceeds will be used to repay accrued salaries or expenses of officers or directors or affiliates thereof. After the Closing, any such remaining accrued, but unpaid salaries and expenses shall be paid solely from positive cash flow from operations of the Company and not from any proceeds of the offering. Management reserves the right to utilize the net proceeds of the Offering in a manner in the best interests of the Company. Accordingly, management will have broad discretion in the application of the proceeds of the Offering. The amount of the net proceeds that will be invested in particular areas of the Company’s business will depend upon future economic conditions and business opportunities. To the extent that the Company continues to incur losses from operations, such losses will be funded from its general funds, including the net proceeds of this Offering. As reported in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed on May 15, 2014, the Company had total liabilities of approximately $3,499,000, including accounts payable of approximately $591,000. Holders of not less than $2,375,000 of outstanding notes (“Prior Debt”) are entitled, under the existing terms of such debt, to be repaid in October and December of 2014, which is prior to the maturity date of the Convertible Notes. The holders of such Prior Debt have entered into the Intercreditor Agreement with Subscribers in this Offering (the security agent shall execute the Intercreditor Agreement on behalf of Subscribers) whereby the holders of the Prior Debt shall agree to postpone any collection efforts with respect to such Prior Debt except upon consent of at least 75% of the principal amount of all the Prior Debt and the Convertible Notes, considered as a single class. Further, under the Interecreditor Agreement, the holders of the Prior Debt and the Convertible Notes shall share ratably as secured creditors in the assets of the Company upon any default. Additionally under the Intercreditor Agreement, (i) no interest payments may be made on the Prior Debt or the convertible Notes unless both receive interest payments, (ii) so long as the Company generates (a) at least $1,000,000 of revenue during any fiscal quarter of the Company, and (b) positive EBITDA during such quarter, the Company may, in its discretion, pay down the principal balance under the Prior Debt within 45 days after the end of any such quarter in an amount not to exceed 25% of such positive EBITDA on a cumulative basis; provided, however, that no principal payments may be made unless the Company has free cash of at least $200,000. For purposes of this Agreement, (a) “EBITDA” means, for any period in question, Company’s consolidated net income for such period plus, to the extent deducted in determining consolidated net income for such period, interest expense, income tax expense, and depreciation and amortization, and (b) “free cash” means cash of the Company net of any principal payments that are contemplated to be made by the Company.

1.7 Certain Reports Filed Under the Securities Exchange Act of 1934.

(a) Annual Report on Form 10-K for the year ended September 30, 2013. On December 19, 2013, the Company filed its Annual Report on Form 10-K for the year ended September 30, 2013 (the “2013 Annual Report”) with the United States Securities and Exchange Commission (the “SEC”).

(b) Quarterly Reports on Form 10-Q. On May 15, 2014, the Company filed with the SEC its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 (the “2013 Quarterly Reports”).

(c) Current Reports on Form 8-K. The Company has filed Current Reports on Form 8-K with the SEC on the following dates during the current fiscal year: February 14, 2013 and May 19, 2014 (the “Current Reports”).

(d) Acknowledgement and Confirmation. The undersigned hereby agrees and acknowledges that it has been advised that the Company has filed with the SEC the 2013 Annual Report, the 2014 Quarterly Reports and the Current Reports (collectively, the “SEC Reports”) and that it has either obtained or has access to (through the public website of the SEC or otherwise) the SEC Reports. The SEC Reports comprise an integral part of this Agreement and each Subscriber is urged to read each such report in its entirety including the “Risk Factors” stated therein. The undersigned further agrees that the SEC Reports are incorporated herein by reference, that it has taken the opportunity to review such reports in their entirety, including the risk factors described therein, and that it has considered all factors that it deems material in deciding on the advisability of investing in the Company’s Convertible Notes.

1.8 Subscriber Information

(a)	Name(s) of SUBSCRIBER(s):

(b) Principal Amount of Convertible
Notes Subscribed for:	$

(c) Accredited Investor Status

The Subscriber acknowledges and agrees that the offering and sale of the Securities are intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and/or Regulation D promulgated thereunder. In accordance therewith and in furtherance thereof, the Subscriber represents and warrants to and agrees with the Company as follows [Please check statements applicable to the Subscriber]:

The Subscriber is an Accredited Investor because the Subscriber is (check appropriate item):

☐	a bank as defined in Section 3(a)(2) of the Securities Act;

☐	a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act;

☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”);

☐	an insurance company as defined in Section 2(13) of the Securities Act;

☐	an investment company registered under the Investment Company Act of 1940, as amended or a business development company as defined in Section 2(a)(48) of such act;

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited Subscribers;

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

☐	an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	a natural person whose individual net worth or joint net worth with that person’s spouse, at the time of his purchase exceeds $l,000,000 (excluding the value of such person’s primary residence);

☐	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

☐	an entity in which all of the equity owners are accredited Subscribers. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor);

☐	a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or

☐	a director or officer of the Company.

(d) Additional Information.

The Subscriber has completed the signature page to this Subscription Agreement and the Questionnaire annexed at Exhibit A to this Subscription Agreement and the signature page to the Security Agreement annexed as Exhibit C.

1.9 Risk Factors

Investing in the Company’s Convertible Notes involves risks and the Company’s operating results and financial condition have varied in the past and may in the future vary significantly depending on a number of factors. Investors should consider the following risk factors in evaluating whether to invest in the Securities. However, the risks described below are not the only risks facing the Company. In addition to these risk factors and other risks described elsewhere in this Agreement, including the Disclosure Schedule to this Agreement, investors should carefully consider the risk factors described in the Company’s SEC Reports, each of which has been filed with the Securities and Exchange Commission and which are all incorporated by reference in this Agreement. These risks could have a material adverse effect on the Company’s business, results of operations, financial condition or liquidity and cause the Company’s actual operating results to materially differ from those contained in forward-looking statements made in this Agreement, in the Company’s SEC Reports and elsewhere by management. Before making an investment decision, investor should carefully consider these risks as well as other information contained or incorporated by reference in this Agreement. Additional risks and uncertainties not currently known to the Company or that the Company currently deems to be immaterial also may materially adversely affect the Company’s business, financial condition and/or operating results.

General Risks Related to the Company’s Business

The Company has only Limited Revenue and has a history of Losses.

Revenues for the quarter ended March 31, 2014 were $16,000 compared to revenues of $961,000 for the quarter ended March 31, 2013. In the quarter ended March 31, 2014, 100% of revenues were from sales of the Company’s NightHunter products to the military (U.S. Army, U.S. Marines and military distributors). In the quarter ended March 31, 2013, 98% of revenues were from sales of the NightHunter products to the military. The Company had, in the quarter ended March 31, 2014 net losses of $576,000 compared to a net loss of $293,000 for the quarter ended March 31, 2013. Unless the amount of revenue and net profit increase, we will be unable to repay the Convertible Notes and Subscribers may lose their investment.

The Company’s financial statements include a “Going Concern” qualification.

The Company’s financial statements for the three and six months ended March 31, 2014 and for the fiscal year ended September 30, 2013, include an explanatory paragraph relating to the Company’s ability to continue as a going concern. Based on the amount of working capital that on hand on March 31, 2014 and the amount of unfilled and potential orders that are pending, management is optimistic about its ability to obtain sales orders and/or additional equity or debt financing to continue to support planned operations and satisfy obligations. However, due to the nature of the Company’s business, and its dependence upon US and Foreign military spending, business, there is no assurance that the Company will receive new orders if ever or when anticipated.

Risks Related to this Offering

This Offering may result in dilution to common shareholders.

Dilution of the per share value of the Company’s Common Stock could result from the issuance of the Securities in this Offering. If this Offering is fully subscribed and excluding the Agent Warrants, the Company will issue an aggregate of $1,000,000 of Convertible Notes, which are initially convertible into a total of 14,285,714 Conversion Shares. In addition, the Company may be required to issue additional Conversion Shares pursuant to the anti-dilution provision of the Convertible Notes. The issuance of a substantial number of shares of the Company’s Common Stock will dilute the equity interests of the Company’s current stockholders.

The Company does not currently have necessary Revenue or Income to Repay its Outstanding Debt; Certain Proceeds will be used to repay Officers Salaries; Subscribers of Convertible Notes will be limited in rights to collect upon collateral in the event of default or non payment.

The Company has secured debt and other liabilities in excess of its ability to pay currently. The Company’s primary goal is to use the funds from this Offering to help it obtain additional contracts and revenue although the Company may use up to $50,000 for officers’ salaries. Holders of the Convertible Notes will be required, under the terms of the Intercreditor Agreement, to forego certain rights as secured creditors or share in assets of the Company with other secured creditors, and this may result in less proceeds being available, if the Company defaults under the Convertible Notes, to repay the holders of the Convertible Notes in full.

The Company will require additional financing.

The Company anticipates that it will need to raise additional financing following the completion of this Offering. The net proceeds from the sale of the Convertible Notes will not satisfy all of our working capital needs. Further, the Company outstanding debt of approximately $[2,385,000] as of June 1, 2014, all of which has due date for payment prior to the maturity date of the Convertible Notes. The Company would be unable to repay such Prior Debt with the proceeds of this Offering and may be unable to generate income in an amount necessary to repay the Prior Debt of the Convertible Notes. If the Company is unable to generate sufficient income or cancel the due dates or terms of the Prior Debt, it may also be required to raise additional funds. Accordingly, the purchasers of the Securities should expect to experience substantial dilution in their percentage of ownership of the Company and, possibly, the value of their investment. Any future offerings will dilute the percentage ownership of the Company for purchasers of Securities in this Offering. The Company currently has no commitments or arrangement with respect to any additional financings, and cannot provide any assurances as to whether such additional financing will be available or as to the terms upon which it may be available. If the Company raises additional funds by selling common stock or convertible securities, the ownership of the Company’s existing shareholders will be diluted

The Securities offered hereby are “restricted securities” and may not be transferred or resold absent registration or an exemption therefrom.

The Securities offered hereby will be issued pursuant to an exemption from registration under the Securities Act and therefore have not been and will not be registered under that act or any applicable state securities laws. Consequently, the Securities may be sold, transferred, or otherwise disposed of by the Purchasers hereunder only if, among other things, the Securities are registered or, in the opinion of counsel acceptable to us, registration is not required under the Securities Act or any applicable state securities laws. Accordingly, Subscribers will need to rely on exemptions to the registration requirements under the Securities Act and the “blue sky” laws in order to be able to resell the Securities offered hereby.

Purchasers of the Company’s Securities must be aware of the long-term nature of their investment and be able to bear the economic risks of their investment for an indefinite period of time. The Securities have not been registered under the Securities Act or the securities or “blue sky” laws of any state. The right of any Subscriber to sell, transfer, pledge or otherwise dispose of the Securities offered herein will be limited by the Securities Act and state securities laws and the regulations promulgated thereunder. Accordingly, under the Securities Act, the Securities offered herein may not be resold unless a registration statement is filed and becomes effective or an exemption from registration is available. The Company is not under any affirmative obligation to file a registration statement covering the Securities and even if the Company did file a registration statement covering the Securities, there can be no assurance that any such registration statement would be declared effective. Further, there can be no assurance that a liquid market for the Company’s Common Stock will be sustained. Rule 144 promulgated under the Securities Act requires, among other conditions, a holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements of the Securities Act. There can be no assurance that the Company will fulfill in the future any reporting requirements under the Exchange Act, or disseminate to the public any current financial or other information concerning the Company, as required by Rule 144 as one of the conditions of its availability.

No assurances that enough Securities will be sold to pursue business strategies or to repay the Convertible Notes.

No person or entity is committed to purchase any of the Securities offered pursuant to this Offering, and no assurance is or can be given that all or any of the Securities offered hereunder will be sold. Further, although the Company has established an escrow account for the subscription amounts from Subscribers, no minimum amounts of Securities are required to be sold. Proceeds received from the Offering will be available to the Company upon receipt, which the Company intends to promptly utilize in accordance with the terms of the “Use of Proceeds” section of this Subscription Agreement, including the payment of outstanding obligations. The application of the proceeds of the Offering to the payment of current obligations would reduce the ability of the Company to utilize such proceeds for other business purposes. In the event that the Company is unable to sell all or a significant portion of the Securities pursuant to the Offering, the Company may have insufficient capital after making the aforesaid payments to proceed with the Company’s business strategies and thus may be forced to seek additional capital sooner than would have been the case had the Offering been fully subscribed. The Company also may need additional funds from loans and/or the sale of securities to repay the Convertible Notes at their maturity date. There can be no assurance that such additional funds will be available to the Company when required on terms acceptable to the Company. The Company’s inability to obtain financing on favorable terms could restrict its operations and could materially harm an investment in the Company. The Company has not entered into any agreement or letter of intent for the Next Financing or any other subsequent financing. In the event the Next Financing is not consummated or other financing obtained, the Company may not have adequate funds available to repay the Convertible Notes.

This Offering is being made on a best efforts basis and there is no minimum amount of funds required to hold a closing.

This Offering is being made on a “best efforts” rather than a firm commitment basis. No commitment exists by anyone, including the Selling Agent, to purchase all or any part of the Securities being offered pursuant to this Offering. There can be no assurance that any Securities offered hereby will be sold. Although the Company has established an escrow account for this Offering, there is no “minimum offering” amount required in this Offering and closings may be held and funds released to the Company at such times and in such amounts, up to the maximum Offering amount, as determined by the Company and Selling Agent in their discretion once the holders of Prior Debt have executed the Intercreditor Agreement.

No independent counsel for Purchasers.

Each of the Company and the Selling Agent has employed its own legal counsel in connection with this Offering. The Purchasers have not been represented by independent counsel in connection with the preparation of this Subscription Agreement or the terms of this Offering and no investigation of the merits or fairness of this Offering has been conducted on behalf of the Purchasers. Company Counsel has not conducted due diligence on behalf of the Purchasers. Prospective Subscribers should consult with their own legal, tax and financial advisors with respect to the Offering made hereby.

The Company’s management will have broad discretion with respect to the use of the proceeds of this Offering.

The Company has highlighted the intended use of proceeds for this Offering, including repayment of outstanding accounts payable. No proceeds shall be used to repay indebtedness or accrued expenses of officers or directors or affiliates thereof; provided however, the Company may utilize up to $50,000 to pay officers and directors accrued salaries and expenses. The Company’s management will have broad discretion as to the application of these net proceeds and could use them for purposes other than those contemplated at the time of this Offering. The Company’s note holders may not agree with the manner in which the Company’s management chooses to allocate and spend the net proceeds.

Availability of Securities Act exemption.

The Securities are being offered pursuant to various available exemptions from registration from U.S. federal and state securities law registration requirements. It is intended that the offering of the Convertible Notes will be conducted in a manner so as to comply with Section 4(2) of the Securities Act of 1933, as amended and Rule 506 (b) of Regulation D promulgated by the SEC. Compliance with such laws, which must be met in order for such exemptions to be available to us, is highly technical and to some extent involves elements beyond the Company’s control. If the proper exemptions do not ultimately prove to be available, we could be subject to the claims of all or only some of the Company’s shareholders for violations of federal or state securities laws, which could materially adversely affect the Company’s profitability or operations or make an investment in the Securities worthless.

Risks Related to the Company’s Securities

Exercise or conversion of outstanding options, warrants and shares of convertible preferred stock will dilute stockholders and could decrease the market price of the Company’s common stock.

As of May 1, 2014, there were issued and outstanding options to purchase 2,305,000 shares of Common Stock and warrants to purchase an aggregate of 7,187,000 additional shares of Common Stock. To the extent that these securities are exercised or converted, dilution to the Company’s shareholders will occur. Further, there are no outstanding shares of Common Stock pursuant to unvested restricted stock awards or any additional shares of Common Stock or warrants to certain third parties pursuant to consulting or other business arrangements that are not described in the Company’s SEC filings. The exercise and conversion of these securities by the holders and issuance of these additional shares of Common Stock may adversely affect the market price of the Company’s Common Stock and the terms under which we could obtain additional equity capital.

We do not anticipate paying dividends in the foreseeable future, and the lack of dividends may have a negative effect on the price of the Company’s Common Stock.

The Company currently intends to retain our future earnings, if any, to support operations and to finance expansion and therefore, the Company does not anticipate paying any cash dividends on its Company’s Common Stock in the foreseeable future.

The Company’s Common Stock is traded on the OTC Bulletin Board, which may be detrimental to Subscribers.

The Company’s Common Stock is currently traded on the OTC Bulletin Board under the symbol XNNH. Stocks traded on the OTC Bulletin Board generally have limited trading volume and are therefore susceptible to exhibiting a wide spread between the bid/ask quotations. The Company cannot predict whether a more active market for the Company’s Common Stock will develop in the future. In the absence of an active trading market, Subscribers may have difficulty buying and selling the Company’s Common Stock or obtaining market quotations; market visibility for the Company’s Common Stock may be limited; and a lack of visibility for the Company’s Common Stock may have a depressive effect on the market price for the Company’s Common Stock.

Shares of the Company’s Common Stock are subject to restrictions on sales by broker-dealers and penny stock rules, which may be detrimental to Subscribers; Penny Stock Disclosure

The Company’s Common Stock is subject to Rules 15g-1 through 15g-9 under the Exchange Act, which imposes certain sales practice requirements on broker-dealers who sell the Company’s Common Stock to persons other than established customers and “accredited Subscribers” (as defined in Rule 501(c) of the Securities Act). For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transaction prior to the sale. This rule adversely affects the ability of broker-dealers to sell the Company’s Common Stock and purchasers of the Company’s Common Stock to sell their shares.

Additionally, the Company’s Common Stock is subject to SEC regulations applicable to “penny stocks.” Penny stocks include any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Penny stocks are low-priced shares of small companies. Penny stocks may trade infrequently – which means that it may be difficult to sell penny stock shares once a Subscriber owns them. Because it may also be difficult to find quotations for penny stocks, they may be impossible to accurately price. Investors in penny stock should be prepared for the possibility that they may lose their whole investment. For the 52 weeks ending June 20, 2014, the Company’s had a high of $0.20 and a low of $0.05 per share and on June 20, 2014, the Company’s Common Stock had a closing price of $0.09 per share. The regulations require that prior to any non-exempt buy/sell transaction in a penny stock, a disclosure schedule proscribed by the SEC relating to the penny stock market must be delivered by a broker-dealer to the purchaser of such penny stock. This disclosure must include the amount of commissions payable to both the broker-dealer and the registered representative and current price quotations for the Company’s Common Stock. The regulations also require that monthly statements be sent to holders of a penny stock that disclose recent price information for the penny stock and information of the limited market for penny stocks. These requirements adversely affect the market liquidity of the Company’s Common Stock. Under U.S. Securities and Exchange Commission rules, the Selling Agent is required to provide purchasers of penny stocks the following disclosure statement available at: http://www.sec.gov/investor/schedule15g.htm. The link explains some of the risks of investing in penny stocks. The Company and the Selling Agent advise each Subscriber to read it carefully before agreeing to purchase or sell a penny stock.

There are outstanding a significant number of shares available for future sales under Rule 144.

As of May 1, 2014, of the 24,975,929 issued and outstanding shares of the Company’s Common Stock, approximately 1,061,935 shares may be deemed “restricted shares” and, in the future, may be sold in compliance with Rule 144 under the securities Act of 1933, as amended. In general, under Rule 144 under the Securities Act, a person (or persons whose shares are aggregated) who is not deemed to have been an affiliate of ours at any time during the three months preceding a sale, and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months (including any period of consecutive ownership of preceding non-affiliated holders) would be entitled to sell those shares, subject only to the availability of current public information about us. A non-affiliated person who has beneficially owned restricted securities within the meaning of Rule 144 for at least one year would be entitled to sell those shares without regard to the provisions of Rule 144. A person (or persons whose shares are aggregated) who is deemed to be an affiliate of ours and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months would be entitled to sell within any three-month period a number of shares that does not exceed the greater of one percent of the then outstanding shares of the Company’s common stock or the average weekly trading volume of the Company’s common stock during the Company’s calendar weeks preceding such sale. Such sales are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. Possible or actual sales of the Company’s Common Stock by certain of the Company’s present shareholders under Rule 144 may, in the future, have a depressive effect on the price of the Company’s Common Stock in any market which may develop for such shares. Such sales at that time may have a depressive effect on the price of the Company’s Common Stock in the open market.

A substantial number of shares may be sold in the market following this offering, which will further dilute the Company’s common shareholders and may depress the market price for the Company’s common stock.

Sales of a substantial number of shares of the Company’s Common Stock in the public market following this offering could cause the market price of the Company’s common stock to decline. If the total Offering is completed, the Company will issue to Subscribers (a) an aggregate of $1,000,000 principal amount of Convertible Notes, which are initially convertible into 14,285,714 Conversion Shares. The Company will also issue to the Selling Agent a maximum of 3,571,429 Agent Warrants. Based on a total of 24,975,929 shares of Common Stock outstanding, if the total Offering is completed and the Convertible Notes converted into Conversion Shares at a conversion rate of $0.07 per share, the total number of outstanding shares of Common Stock would be 39,261,643 shares, assuming no interest on the principal amount of the Convertible Notes or exercise of outstanding options or warrants or of Agent Warrants. The issuance of a substantial number of the Company’s Common Stock will dilute the equity interests of the Company’s current stockholders. Further, as a substantial majority of the outstanding shares of the Company’s Common Stock are, tradable without restriction or further registration under the Securities Act of 1933 unless these shares are purchased by affiliates, the issuance of the Common Stock offered hereby may further depress the market price of the Company’s Common Stock.

Preferred Stock as an anti-takeover device.

The Company is authorized to issue 5,000,000 shares of preferred stock, $0.001 par value. Presently, the Company does not have any shares of preferred stock outstanding. The preferred stock may be issued in series from time to time with such designation, voting and other rights, preferences and limitations as the Company’s Board of Directors may determine by resolution. Unless the nature of a particular transaction and applicable statutes require such approval, the Board of Directors has the authority to issue these shares without stockholder approval subject to approval of the holders of the Company’s preferred stock. The issuance of preferred stock may have the effect of delaying or preventing a change in control of the Company without any further action by the Company’s stockholders.

Forward Looking Statements

This Subscription Agreement and the exhibits and schedules annexed hereto contain certain forward looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to the Company’s future financial performance, and are generally identifiable by use of the use of forward-looking terminology such as “believes”, “expects”, “may”, “will”, “should”, “plan”, “intend”, or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussion of strategy that involve risks an uncertainties. Management wishes to caution each Subscriber that these forward-looking statements and other statements contained herein regarding matters that are not historical facts, are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors, including the risks described under “Risk Factors” that may cause the Company’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions by the management which may not prove to be correct.

In addition to the risks described in Risk Factors, important factors to consider and evaluate in such forward-looking statements include: (i) changes in the external competitive market factors which might impact the Company’s results of operations; (ii) unanticipated working capital or other cash requirements including those created by the failure of the Company to adequately anticipate the costs associated with clinical trials, manufacturing and other critical activities; (iii) changes in the Company’s business strategy or an inability to execute its strategy due to the occurrence of unanticipated events; (iv) the inability or failure of the Company’s management to devote sufficient time and energy to the Company’s business; and (v) the failure of the Company to complete any or all of the transactions described herein on the terms currently contemplated. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained or incorporated by reference in this Agreement will in fact transpire.

All of these assumptions are inherently subject to significant uncertainties and contingencies, many of which are beyond the control of the Company. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, there can be no assurance that actual results will meet expectations or will not be materially lower than the results contemplated in this Agreement. Subscribers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable U.S. securities law.

Article II

REPRESENTATIONS AND WARRANTIES OF COMPANY

Except as set forth under the corresponding section of the Disclosure Schedule, which Disclosure Schedule shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby represents and warrants to the Purchasers as of the date of this Subscription Agreement as follows:

(A) Organization. The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not be expected to have a material adverse effect on the Company’s presently conducted businesses. The Company is not in violation of any of the provisions of its articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (iii) an adverse impairment to the Company’s ability to perform on a timely basis its obligations hereunder (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(B) Capitalization. The Company is currently authorized to issue 50,000,000 shares of Common Stock, $0.001 par value per share and 5,000,000 shares of Preferred Stock, $0.001 par value per share. Except as may be described in this Agreement, no securities of the Company are entitled to preemptive or similar rights, and no entity or person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement unless any such rights have been waived. The issue and sale of the Securities will not (except pursuant to their terms thereunder), immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any entity or person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. As of May 1, 2014, there are outstanding 24,975,929 shares of Common Stock. Further, as of such date there are (i) outstanding an aggregate of 2,305,000 options to purchase shares of Common Stock under the Company’s stock option plans, (ii) outstanding an aggregate of 7,187,000 common stock purchase warrants, (iii) reserved for issuance an aggregate of zero shares of Common Stock pursuant to restricted stock awards granted to certain of the Company’s employees under the Company’s stock option plans; and (iv) no other shares of Common Stock which are issuable pursuant to arrangements we have agreed to with consultants or vendors.

(C) Authorization; Enforceability. The Company has the requisite corporate power and authority to enter into, deliver and consummate the transactions contemplated by this Subscription Agreement, to issue, sell and deliver the Securities, and otherwise to carry out its obligations hereunder. The execution and delivery of this Subscription Agreement and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company and no further action is required by the Company in connection therewith. When executed and delivered by the Company, this Subscription Agreement, the Convertible Notes will constitute the legal, valid and binding obligations of the Company, enforceable as to the Company in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(D) Consents. The Company is not required to obtain any consent, waiver, authorization, approval or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement or the issuance, sale or delivery of the Securities other than (i) any filings required by state securities laws, (ii) the filing of a Notice of a Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (iii) those that have been made or obtained prior to or contemporaneously with the initial Closing, (iv) filings pursuant to the Exchange Act upon closing of the offering and (v) UCC filings to evidence the security interest granted under the Security Agreement.

(E) No Conflicts. The execution, delivery and performance of this Subscription Agreement by the Company and the consummation by the Company of the transactions contemplated hereby in accordance with the terms and conditions described herein do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) violate, conflict with, or constitute a default or breach (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(F) Issuance of Securities. The Securities have been duly authorized and, when issued and paid for in accordance with this Subscription Agreement, the Securities, and the securities comprising the Securities, will be duly and validly issued, fully paid and nonassessable and will be issued free and clear of all liens and encumbrances, other than restrictions on transfer under applicable securities laws. The Company has properly reserved for issuance all the securities underlying the Convertible and, upon payment for and issuance of such securities in accordance with the terms of the Convertible Notes, they will be duly authorized, fully paid and nonassessable securities of the Company, and will be issued free and clear of all liens and encumbrances, other than restrictions on transfer under applicable securities laws.

(G) SEC Reports; Financial Statements. As of their respective dates, the SEC Reports (as defined in Section 1.7 above) complied in all material respects with the requirements of the Exchange Act and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as may be stated in the SEC Reports, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. The Company is current is satisfying its obligations to file periodic reports with the SEC in accordance with the SEC rules and regulations. The SEC Reports accurately report that the Company is not a “shell” company within the meaning of SEC rules and regulations.

(H) Litigation. Except as disclosed in the SEC Reports or in Schedule II(H) to this Subscription Agreement, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the SEC Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined could result in a Material Adverse Effect.

(I) Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company’s businesses and which, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the Company’s financial condition. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof or otherwise disclosed herein, there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect. Section 2(I) of the Disclosure Schedule sets forth a schedule, as of June 1, 2014 of all trade and accounts payable, setting forth the amount and the intended payee.

(J) Compliance. Except as disclosed in the SEC Reports, the Company is not to its knowledge: (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(K) Intellectual Property. To the Company’s knowledge, the Company owns, possesses, licenses or has other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted. Except as set forth in the SEC Reports or for such matters which would not be expected to have a Material Adverse Effect, (a) to the Company’s knowledge, there is no material infringement by third parties of any such Intellectual Property owned by or exclusively licensed to the Company; (b) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any subsidiary’s rights in or to any material Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim.

(L) Tax Matters. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal and state income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply except for any such amounts that is currently being contested in good faith. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company.

(M) Accountants. To the knowledge and belief of the Company, the Company’s independent registered public accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) is an independent public or certified public accountants as required by the Securities Act and the Exchange Act.

(N) Bad Actors. Neither the Company nor any officer, director or member of executive management of the Company, any sponsor, general partner, manager, advisor or any of the issuer’s affiliates, any beneficial owner of 20% or more of any class of the Company’s equity securities or any promoter (for purposes of this clause ((N) a “Covered Person”), has been the subject of SEC, Financial Industry Regulatory Authority or state disciplinary actions or proceedings or criminal complaints within the last 10 years. No Covered Person:

(a) Has been convicted, within ten years before the date of this Subscription Agreement of any felony or misdemeanor: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities;

(b) Has been subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years within the date of this Subscription Agreement, that restrains or enjoins the Covered Person from engaging or continuing to engage in any conduct or practice: (i) in connection with the purchase or sale of any security; (ii) involving the making of any false filing with the SEC; or (iii) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(c) Has been subject to a final order of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations, or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the Commodity Futures Trading Commission, or the National Credit Union Administration that: (i) at the time of the sale of the securities, bars investor from: (a) association with an entity regulated by such commission, authority, agency or officer, (b) engaging in the business of securities, insurance or banking, or (c) engaging in savings association or credit union activities; or (ii) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before the date of this Subscription Agreement;

(d) Has been subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or section 203(e) or 203(f) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) that, at the time of the sale of the securities: (i) suspends or revokes the Covered Person’s registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or (iii) bars the Covered Person from being associated with any entity or from participating in the offering of any penny stock;

(e) Has been subject to any order of the SEC, entered within five years before the date of this Subscription Agreement, orders the Covered Person to cease and desist from committing or causing a future violation of: (i) any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or (ii) Section 5 of the Securities Act;

(f) Has been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(g) Has been subject to a United States Postal Service false representation order entered within five years of the date of this Subscription Agreement, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations; and

(h) Has filed (as a registrant or issuer), or were named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within five years before the sale of the securities, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of the sale of the securities, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

Article III

REPRESENTATIONS AND WARRANTIES OF PURCHASERS

By signing this Agreement, each undersigned Purchaser hereby represents and warrants to the Company as follows as an inducement to the Company to accept the subscription of the Purchaser:

(A) The Purchaser acknowledges and agrees that (i) the offering and sale of the Securities are intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder, (ii) the Securities have not been registered under the Securities Act and (iii) that the Company has represented to the Purchaser (assuming the veracity of the representations of the Purchaser made herein and in the Questionnaire annexed hereto at Exhibit A) that the Securities have been offered and sold by the Company in reliance upon an exemption from registration provided in Section 4(2) of the Securities Act and Regulation D thereunder. In accordance therewith and in furtherance thereof, the Purchaser represents and warrants to and agrees with the Company that it is an accredited investor (as defined in Rule 501 promulgated under the Securities Act) for the reason indicated in Article I of this Subscription Agreement.

(B) The Purchaser hereby represents and warrants that the Purchaser is acquiring the Securities hereunder for its own account for investment and not with a view to distribution, and with no present intention of distributing the Securities or selling the Securities for distribution. The Purchaser understands that the Securities are being sold to the Purchaser in a transaction which is exempt from the registration requirements of the Securities Act. Accordingly, the Purchaser acknowledges that it has been advised that the Securities have not been registered under the Securities Act and are being sold by the Company in reliance upon the veracity of the Purchaser’s representations contained herein and upon the exemption from the registration requirements provided by the Securities Act and the securities laws of all applicable states. The Purchaser’s acquisition of the Securities shall constitute a confirmation of the foregoing representation and warranty and understanding thereof.

(C) The Purchaser (or its “Purchaser Representative”, if any) has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of making this investment, and the Purchaser or its Purchaser Representative(s) has received such information requested by the Purchaser concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of making this investment. Further, the Purchaser acknowledges that the Purchaser has had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the organization, operation and business of the Company and of the Company’s contracts, agreements and obligations or needed to verify the accuracy of any information contained herein or any other information about the Company. Except as set forth in this Subscription Agreement, no representation or warranty is made by the Company to induce the Purchaser to make this investment, and any representation or warranty not made herein or therein is specifically disclaimed and no information furnished to the Purchaser or the Purchaser’s advisor(s) in connection with the sale were in any way inconsistent with the information stated herein. The Purchaser further understands and acknowledges that no person has been authorized by the Company to make any representations or warranties concerning the Company, including as to the accuracy or completeness of the information contained in this Subscription Agreement.

(D) The Purchaser is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Securities to the Purchaser for purposes of federal and state securities laws. Accordingly, each Purchaser represents and warrants that the information stated herein is true, accurate and complete, and agrees to notify and supply corrective information promptly to the Company as provided above if any of such information becomes inaccurate or incomplete. The Purchaser has completed this Agreement and Questionnaire, has delivered it herewith and represents and warrants that it is accurate and true in all respects and that it accurately and completely sets forth the financial condition of the Purchaser on the date hereof. The Purchaser has no reason to expect there will be any material adverse change in its financial condition and will advise the Company of any such changes occurring prior to the closing or termination of the Offering.

(E) The Purchaser is not subscribing for any of the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in Securities generally.

(F) The Purchaser has received or obtained access to certain information regarding the Company, including this Subscription Agreement, the SEC Reports and other accompanying documents of the Company receipt of which is hereby acknowledged. The Purchaser has carefully reviewed all information provided to it and has carefully evaluated and understands the risks described therein related to the Company and an investment in the Company, and understands and has relied only on the information provided to it in writing by the Company relating to this investment. No agent prepared any of the information to be delivered to prospective Subscribers in connection with this transaction. Prospective Subscribers are advised to conduct their own review of the business, properties and affairs of the Company before subscribing to purchase the Securities.

(G) The Purchaser acknowledges and agrees that investing in the Company’s Securities involves risks and that the Company’s operating results and financial condition have varied in the past and may in the future vary significantly depending on a number of factors. The Purchaser acknowledges and agrees that it has evaluated and understands the risks regarding investing in the Company’s securities, including the risks identified in this Subscription Agreement and the Risk Factors described in the Company’s SEC Reports. The Purchaser agrees that the risks described herein and in such SEC Reports are not the only risks facing the Company. The Purchaser agrees that these risks could have a material adverse effect on the Company’s business, results of operations, financial condition or liquidity and cause its actual operating results to materially differ from those contained in any forward-looking statements made in this Subscription Agreement, in the Company’s SEC Reports and elsewhere by management. Before making an investment decision, each Purchaser acknowledges that it has been advised that it should carefully consider these risks as well as other information contained or incorporated by reference in this Subscription Agreement. Additional risks and uncertainties not currently known to the Company or that it currently deems to be immaterial also may materially adversely affect the Company’s business, financial condition and/or operating results.

(H) The Purchaser also understands and agrees that, although the Company will use its best efforts to keep the information provided in this Subscription Agreement strictly confidential, the Company or its counsel may present this Subscription Agreement and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the private placement or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company or its affiliates is a party, or by which they are or may be bound or as otherwise required by law or regulatory authority. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission without the prior written consent of such Purchaser, except as required by federal securities law in connection with the disclosure of the transactions contemplated by this Subscription Agreement and otherwise to the extent such disclosure is required by law or regulation, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause.

(I) The individual signing below on behalf of any entity hereby warrants and represents that he/she is authorized to execute this Subscription Agreement on behalf of such entity. If an individual, the Purchaser has reached the age of majority in the state in which the Purchaser resides. The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action, if any, in respect thereof on the part of Purchasers and no other proceedings on the part of Purchasers are necessary to consummate the transactions contemplated hereby. This Subscription Agreement has been duly and validly executed and delivered by Purchasers and constitutes a valid and binding obligation of Purchasers, enforceable against Purchasers in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (whether applied in a proceeding in equity or at law)).

(J) The Purchaser is aware that the offering of the Securities involves securities for which only a limited trading market exists, thereby requiring any investment to be maintained for an indefinite period of time. The purchase of the Securities involves risks which the Purchaser has evaluated, and the Purchaser is able to bear the economic risk of the purchase of such Securities and the loss of its entire investment. The undersigned is able to bear the substantial economic risk of the investment for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment. The Purchaser’s overall commitment to investments that are not readily marketable is not, and his acquisition of the Securities will not cause such overall commitment to become, disproportionate to his net worth and the Purchaser has adequate means of providing for its current needs and contingencies.

(K) In entering into this Subscription Agreement and in purchasing the Securities, the Purchaser further acknowledges that:

(i) The Company has informed the Purchaser that the Securities have not been offered for sale by means of general advertising or solicitation and the Purchaser acknowledges that it has either a pre-existing personal or business relationship with either the Company or any of its officers, directors or controlling person, of a nature and duration such as would enable a reasonable prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the Company and an investment in the Securities.

(ii) Neither the Securities nor any interest therein may be resold by the Purchaser in the absence of a registration under the Securities Act or an exemption from registration. In particular, the Purchaser is aware that all of the foregoing described Securities will be “restricted securities”, as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met. Other than set forth in this Agreement, the Company has no obligation to register any securities purchased or issuable hereunder.

(iii) The following legend (or substantially similar language) shall be placed on the certificate(s) or other instruments evidencing the Securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH NOTES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH NOTES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH NOTES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

(iv) The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted, upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(L) The Company has employed its own legal counsel in connection with the Offering. The Purchasers have not been represented by independent counsel in connection with the preparation of this Subscription Agreement or the terms of this Offering and no investigation of the merits or fairness of the Offering has been conducted on behalf of the Purchasers. Each Purchaser has had the opportunity to consult with its own legal, tax and financial advisors with respect to the Offering made pursuant to this Subscription Agreement.

(M)                      (insert name of Purchaser Representative: if none leave blank) has acted as the Purchaser’s Purchaser Representative for purposes of the private placement exemption under the Act. If the Purchaser has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the Purchaser has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Securities for the Purchaser in particular.

(N) The undersigned hereby acknowledges that officers, affiliates, employees and directors of the Company and/or the Selling Agent may purchase Securities in the Offering on the same terms and conditions as the Purchasers.

(O) It never has been represented, guaranteed or warranted by the Company, any of the officers, directors, stockholders, partners, employees or agents of the Company, or any other persons, whether expressly or by implication, that: (i) the Company or the Purchasers will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company’s activities or the Purchaser’s investment in the Company; or (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Securities or of the Company’s activities.

(P) The Purchaser acknowledges that any delivery to it of this Subscription Agreement relating to the Securities prior to the determination by the Company of its suitability as a Purchaser shall not constitute an offer of the Securities until such determination of suitability shall be made, and the Purchaser hereby agrees that it shall promptly return this Subscription Agreement and the other Offering documents to the Company upon request. The Purchaser understands that the Company shall have the right to accept or reject this subscription in whole or in part. Unless this subscription is accepted in whole or in part by the Company this subscription shall be deemed rejected in whole.

(Q) Each Purchaser acknowledges that it is aware (and that its representatives who are apprised of this matter have been or will be advised) that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Each Purchaser hereby confirm and acknowledges that it is in receipt of material, non-public information regarding this Offering and the Company and each Purchaser further agrees and acknowledges that it will hold such information in confidence, is restricted in its ability to use such information and may not use any such information in contravention of applicable securities laws or otherwise, including trading in the Company’s securities, except for the purpose of evaluating an investment in the Company’s securities. Each Purchaser agrees to comply with such restrictions for so long as it (or its representatives) posses any material, non-public information concerning the Company or the transactions contemplated herein.

(R) Each Purchaser acknowledges and agrees that there is no “minimum” offering amount for the Securities and that funds may be immediately released to the Company.

(S) Each Purchaser understands that nothing in this Subscription Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

Article IV

COVENANTS AND AGREEMENTS

4.1 Maintain SEC Reporting Requirements; Rule 144 Availability. The Company shall, in a timely manner, make all necessary filings with the SEC under the Securities and Exchange Act of 1934 for the longer of (i) so long as any principal or interest under the Convertible Notes remain unpaid or (ii) a date which is the last trading day of the ninth calendar month after the date of conversion into Conversion Shares of the last outstanding Convertible Note by the holder thereof. The Company shall, at its cost and expenses, (i) maintain a stock transfer agent with respect to its Common Stock; (ii) at the Company’s cost and expense, cause to be provided to the Subscribers in connection with the sale of Conversion Shares any and all opinions of counsel to allow for the sale of the Conversion Shares pursuant to SEC Rule 144; and (iii) cause its transfer agent to issue Conversion Shares upon conversion of the Convertible Notes (or remove any restrictive legends on the Conversion Shares) as may be allowed in conformity with SEC rules and regulations.

Article V

INDEMNIFICATION

5.1 Indemnification by the Company. The Company agrees to defend, indemnify and hold harmless the Purchasers and shall reimburse Purchasers for, from and against each claim, loss, liability, cost and expense (including without limitation, interest, penalties, costs of preparation and investigation, and the reasonable fees, disbursements and expenses of attorneys, accountants and other professional advisors) (collectively, “Losses”) directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation by or of the Company contained herein or in any certificate, document, or instrument delivered to Purchasers pursuant hereto.

5.2 Indemnification by Purchasers. Purchasers agrees to defend, indemnify and hold harmless the Company and shall reimburse the Company for, from and against all Losses directly or indirectly relating to, resulting from or arising out of any untrue representation, misrepresentation, breach of warranty or non-fulfillment of any covenant, agreement or other obligation of the Purchasers contained herein or in any certificate, document or instrument delivered to the Company pursuant hereto.

5.3 Procedure. The party to be indemnified hereunder (the “Indemnified Party”) shall promptly notify the party providing indemnification hereunder (the “Indemnifying Party”) of any claim, demand, action or proceeding for which indemnification may be sought under Sections 5.1 or 5.2 of this Subscription Agreement, and, if such claim, demand, action or proceeding is a third party claim, demand, action or proceeding (collectively, an “Action”), the Indemnifying Party will have the right at its expense to assume the defense thereof using counsel reasonably acceptable to the Indemnified Party; provided, however any failure or delay to so notify the Indemnifying Party will not relieve it from its obligation to indemnify any Indemnified Party, unless and only to the extent that such failure or delay results in the forfeiture by the Indemnifying Party of substantial rights and defenses or the Indemnifying Party is otherwise materially prejudiced by such failure or delay. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (ii) the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party, in which case the Indemnifying Party shall be responsible for the reasonable fees and expenses of no more than one such separate counsel for the Indemnified Party. In connection with any such third party Action, Purchasers and the Company shall cooperate with each other and provide each other with access to relevant books and records in their possession. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened Action in respect of which any Indemnified Party is or could have been a party and indemnity was or could have been sought hereunder by such Indemnified Party, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Action. Further, no Indemnified Party seeking indemnification hereunder will, without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, settle, compromise, consent to the entry of any judgment in or otherwise seek to terminate any Action. The Indemnifying Party shall not be liable for settlement of any Action effected without its written consent.

ARTICLE VI

MISCELLANEOUS

6.1 Representations and Warranties and Covenants. No investigation made by or on behalf of either party shall affect the representations and warranties made pursuant to this Subscription Agreement. No party makes any additional or implied representations other than those set forth herein. The representations, warranties and covenants made by the Company herein shall survive final Closing of the Offering for a period of one (1) year. Section 4.1 f this Agreement shall remain in effect for a period of the longer of (i) so long as any principal or interest under the Convertible Notes remain unpaid or (ii) a date which is the last trading day of the ninth calendar month after the date of conversion into Conversion Shares of the last outstanding Convertible Note by the holder thereof.

6.2 Expenses. Each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own brokers, finders, financial consultants, accountants and counsel.

6.3 Entire Agreement. This Subscription Agreement, including the Exhibits, contains the entire agreement and understanding of the parties with respect to its subject matter. This Subscription Agreement supersedes all prior arrangements and understandings between the parties, either written or oral, with respect to its subject matter.

6.4 Binding Effect of Subscription. The Purchaser hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Purchaser is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the Purchaser and his heirs, executors, administrators, successors, legal representatives, and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

6.5 Captions. The table of contents and captions contained in this Subscription Agreement are for reference purposes only and are not part of this Subscription Agreement.

6.6 Amendments; Waivers. No provision of this Subscription Agreement may be waived or amended except in a written instrument signed by the Company and the Purchasers holding a majority of the Convertible Notes. No waiver of any default with respect to any provision, condition or requirement of this Subscription Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

6.7 Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, and (iii) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows: (A) if to the Company, to the Company’s executive office as set forth on the cover of this Subscription Agreement and (b) if to a Subscriber, to the address given by the Subscriber on the signature page to this Subscription Agreement, or such other address as may be given in writing by the Subscriber to the Company.

6.8 Execution. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, or all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

6.9 Severability; Assignment. Each provision of this Subscription Agreement is intended to be severable from every other provisions, and the invalidity or illegality of any portion hereof, shall not affect the validity or legality of the remainder hereof. This Subscription Agreement is not transferable or assignable by the Purchaser except as may be provided herein. This Subscription Agreement shall be binding upon and inure to the benefit of the Company, the Purchasers and their respective successors and permitted assigns.

6.10 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the Courts of Los Angeles, State of California (the “California Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any California Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

Signature pages to Subscription Agreement Follows

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed or caused this Subscription Agreement to be executed by their signature as natural persons or by individuals by their duly authorized officers as of the              day of                     , 2014.

THE COMPANY:

XENONICS HOLDINGS, INC.:

Name:
Title:

XENONICS HOLDINGS, INC.

EXECUTION BY AN INDIVIDUAL

(Not applicable to entities)

IF SUBSCRIBERS ARE PURCHASING SECURITIES WITH THE COMPANY’S SPOUSE, INVESTOR MUST BOTH SIGN THIS SIGNATURE PAGE.

PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SECURITIES:

☐	Individual

☐	Joint Tenants (rights of survivorship)

☐	Tenants in Common (no rights of survivorship)

I represent that the foregoing information is true and correct.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated:                              , 2014

Subscription Amount (Principal Amount of Convertible Notes purchased): $

(Name of Subscriber - Please Print)

(Signature)

(Name of co- Subscriber - Please Print)

(Signature of Co- Subscriber)

Exact name Securities are to be issued under:

Address for Delivery of Certificates (if not the same as in Questionnaire):

XENONICS HOLDINGS, INC.

PARTNERSHIP SIGNATURE PAGE

The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Subscription Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Securities and sign this Subscription Agreement on behalf of the PARTNERSHIP and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase such Securities and enter into the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated:                              , 2014

Subscription Amount (Principal Amount of Convertible Notes purchased): $

Name of Partnership
(Please Type or Print)

By:
(Signature)

Name:
(Please Type or Print)

Title:
(Please Type or Print)

Exact name Securities are to be issued under:

Address for Delivery of Certificates (if not the same as in Questionnaire):

XENONICS HOLDINGS, INC.

CORPORATION/LIMITED LIABILITY COMPANY SIGNATURE PAGE

The undersigned CORPORATION or LIMITED LIABILITY COMPANY hereby represents and warrants that the person signing this Subscription Agreement on behalf of the CORPORATION or LIMITED LIABILITY COMPANY has been duly authorized by all requisite action on the part of the CORPORATION or LIMITED LIABILITY COMPANY to acquire the Securities and sign this Subscription Agreement on behalf of the CORPORATION or LIMITED LIABILITY COMPANY and, further, that the undersigned CORPORATION or LIMITED LIABILITY COMPANY has all requisite authority to purchase the Securities and enter into this Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated:                              , 2014

Subscription Amount (Principal Amount of Convertible Notes purchased): $

Name of Corporation
Or Limited Liability Company
(Please Type or Print)

By:
Signature

Name:
(Please Type or Print)

Title:
(Please Type or Print)

Exact name Securities are to be issued under:

Address for Delivery of Certificates (if not the same as in Questionnaire):

XENONICS HOLDINGS, INC.

TRUST/RETIREMENT PLAN SIGNATURE PAGE

The undersigned TRUST or RETIREMENT PLAN hereby represents and warrants that the persons signing this Subscription Agreement on behalf of the TRUST or RETIREMENT PLAN are duly authorized to acquire the Securities and sign this Subscription Agreement on behalf of the TRUST or RETIREMENT PLAN and, further, that the undersigned TRUST or RETIREMENT PLAN has all requisite authority to purchase such Securities and enter into the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and agrees to the terms hereof.

Dated:                              , 2014

Subscription Amount (Principal Amount of Convertible Notes purchased): $

Title of Trust or Retirement Plan
(Please Type or Print)

By:
Signature of Trustee or
Authorized Signatory

Name of Trustee:
(Please Type or Print)

By:
Signature of Co-Trustee if applicable

Name of Co-Trustee:
(Please Type or Print)

Exact name Securities are to be issued under:

Address for Delivery of Certificates (if not the same as in Questionnaire):

EXHIBIT A

XENONICS HOLDINGS, INC.

Private Placement of Secured Convertible Notes

INVESTOR SUITABILITY QUESTIONNAIRE

The following information is needed in order to determine (i) whether an investment in XENONICS HOLDINGS, INC. (the “Company” or “Xenonics”) by the undersigned (the “Investor”) is suitable in light of the Investor’s personal and financial position, and (ii) whether the Investor, either alone or with a representative, has sufficient knowledge and experience in financial and business affairs to evaluate the merits and risks of the prospective investment (the “Investment”) in Secured Convertible Notes of Xenonics as described in the Subscription Agreement dated as of June 23, 2014 (“Agreement”). Terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

The Investor understands that this questionnaire (this “Questionnaire”) is intended to enable the Company and Sandlapper Securities, LLC, as selling agent (“Placement Agent”), to discharge their respective responsibilities under an exemption from registration under the Securities Act of 1933 (the “Act”), and with respect to the Placement Agent, its obligations under applicable FINRA rules, and thus the Company, the Placement Agent and their respective advisors will rely upon the information contained herein. Accordingly, the undersigned represents to the Company and the Placement Agent as follows:

(i) The information contained herein is complete and accurate and may be relied upon by the Company and its advisors; and

(ii) The Investor will notify the Company immediately of any material change in any information provided herein occurring prior to the acceptance or rejection of a subscription agreement between the Company and the Investor.

The Investor understands and agrees that, although the Company will use its best efforts to keep the information provided in the answers to this Questionnaire strictly confidential, the Company may present this Questionnaire and the information provided in it by the Investor to such parties as the Company deems advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it is or may be bound.

The Investor realizes that this Questionnaire does not constitute an offer of securities by the Company, but rather is a request for information.

Investor Information

INSTRUCTIONS: Please print or type all answers.

If the answer to any question is “none” or “not applicable,” please so state.

Part A — Personal Data

1.	Name of the Investor:_____________________________________________________________

2.	Date of Birth:____________________________________________________________________

3.	Social Security No.: ______________________________________________________________

4.	Marital Status: __________________________________________________________________

5.	Home Address (The address given must be your residence address where you are registered to vote.

Post office boxes and other addresses including addresses care of a representative will not be accepted.)

__________________________________________________________________________________

__________________________________________________________________________________

6.	Home Telephone Number:______________________________________________________________

7.	Profession: __________________________________________________________________________

8.	Name of Employer: ___________________________________________________________________

9.	Business Address: ___________________________________________________________________

10.	Business Telephone Number: __________________________________________________________

11.	Position/ Title: ______________________________________________________________________

12.	Nature of Duties: ____________________________________________________________________

Part B — Financial Data and Investment History

13. Please state whether you are an “accredited investor,” as such term is defined under the Securities Act of 1933. Check the applicable category below:

(a)	A “Bank” as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

(b)	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”);

(c)	An insurance company as defined in Section 2(13) of the Act;

(d)	An investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act;

(e)	A “Small Business Investment Company” licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(f)	A plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(g)	Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

(h)	A “Private Business Development Company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(i)	An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

(j)	A natural person whose individual net worth,* or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000.

(k)	A natural person who had an individual income** in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(l)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Act.

(m)	Any entity in which all of the equity owners are Accredited Investors.***

*	For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid (excluding the value of your principal residence) MINUS any liabilities (including such items as home mortgages and other debts and liabilities).
**	For purposes hereof the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income.” For Subscribers who are salaried employees, the gross salary of such Subscribers, minus any significant expenses personally incurred by such Subscriber in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For Subscribers who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.
***	If the Subscriber intends to qualify under (m), then all owners of the entity must complete a Subscription Agreement as an individual.

14. Please provide your net worth (together with your joint net worth including your spouse, if married) as of the time of your investment. Joint net worth is the sum of the individual net worth of both spouses. The term is not limited to property which is jointly held in a formal sense (e.g., tenancy in common, tenancy by the entirety, or community property). In calculating net worth, all assets, such as home, home furnishings and automobiles, less liabilities, should be considered.

15. Indicate (a) your individual income from all sources for the calendar years 2012 and 2013 and estimated income for 2014 or (b) your joint income with your spouse from all sources for the calendar years 2012 and 2013 and estimated income for 2014 (It is important that you check the highest applicable amount; for guidance in computing “income” for purposes of this Subscription Agreement, see the notes at the end of “Section B: Accredited Investor Status.”):

(a) individual income:

	$200,000 to $299,000	$300,000 to $399,000	$400,000 to $499,000	$500,000 and over
2012	_________	_________	_________	_________
2013	_________	_________	_________	_________
2014	_________	_________	_________	_________

(b) joint income:

	$200,000 to $299,000	$300,000 to $399,000	$400,000 to $499,000	$500,000 and over
2012	_________	_________	_________	_________
2013	_________	_________	_________	_________
2014	_________	_________	_________	_________

16. Will you have following the time of your investment in the Company adequate liquid assets (defined as cash, cash equivalents and freely marketable securities) to meet your current needs and personal contingencies without considering the funds used to make the investment?

Yes  ☐                     No  ☐

17. Please indicate below any additional matter of a financial nature that is relevant to an analysis of your financial position, including whether you have filed for or been involved in personal bankruptcy proceedings within the past five years; whether there have been any lawsuits or claims pending or threatened against you materially affecting your net worth as reported in this questionnaire; and whether other significant liabilities have existed for which you may have been obligated:

18. Have you invested in securities offered through private placements in the last five years?

Yes  ☐                     No  ☐

19.	Do you always make your own ultimate decisions on your investments?

Yes  ☐                    No  ☐

20. Do you believe that you have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of your investment in the Company?

Yes  ☐                     No  ☐

21. Have you used a purchaser representative in connection with your investment in the Company (i.e., someone who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of your investment in the Company and whom you acknowledged in writing during the course of your investment to be your purchaser representative)?

Yes  ☐                    No  ☐

If yes, please provide name and contact information:

22. Education:	Please describe your business or professional education or training, listing any schools you have attended and degrees you have received.

Dates	School	Degrees and Area of Concentration (if any)
__________________________	__________________________	__________________________
__________________________	__________________________	__________________________
__________________________	__________________________	__________________________

23.	Do you understand that there is no guarantee of any financial return on this investment?

Yes  ☐                      No  ☐

24	Do you understand that this investment is not liquid and the securities of the Company may not continue to be publicly traded?

Yes  ☐                      No  ☐

25	Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment and you may incur a complete loss of your entire investment?

Yes  ☐                      No  ☐

26	Are you aware of the Company’s business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire the Units?

Yes  ☐                      No  ☐

27	Do you have a “pre-existing relationship” with the Company or any of its officers, managers or members?

Yes  ☐                      No  ☐

(For purposes hereof, “Pre-existing relationship” means any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent Subscriber to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relationship exists.)

If so, please indicate whether the relationship is with the Company, and/or name the individual(s) with whom you have a pre-existing relationship and describe the relationship:

28.	In order for the Company and its selling agents to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

(a)	Payment Information

(i) Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

(ii) Subscriber’s wiring instructions at the Wiring Bank:

(iii) Is the Wiring Bank located in the U.S. or another “FATF Country”*?

☐  Yes    ☐   No

(iv) Is Subscriber a customer of the Wiring Bank?

☐  Yes    ☐   No

(b)	Additional Information

Investors wishing to subscribe must provide the following additional information or documents.

For Individual Investors:

A government issued form of picture identification (e.g., passport or drivers license).

Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

*	As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

_____	A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

_____	A letter of reference any entity not located in the U.S. or other FATF country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

For all other Entity Investors:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____	A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____	If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

ARTICLE II.	If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

29.	For Trusts only:

Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to purchase the shares of the Company’s securities in whole or in part through a trust, please answer each of the following questions.

Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

Yes  ☐                     No  ☐

Does this investment in the Company exceed 10% of the trust assets?

Yes  ☐                     No  ☐

(b). If the trust is a revocable trust, please complete Question 1 below. If the trust is an irrevocable trust, please complete Question 2 below.

1. REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors:

Yes  ☐                     No  ☐

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name:

Net worth of grantor (including spouse, if applicable), including home, home furnishings and automobiles exceeds $1,000,000?

Yes  ☐                     No  ☐

OR

Income (exclusive of any income attributable to spouse) was in excess of $200,000 for 2011 and 2012 and is reasonably expected to be in excess of $200,000 for 2013?

Yes  ☐                     No  ☐

OR

Income (including income attributable to spouse) was in excess of $300,000 for 2006 and 2007 and is reasonably expected to be in excess of $300,000 for 2008?

Yes  ☐                     No  ☐

2.	IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions:

Please provide the name of each trustee:

Trustee Name: ____________________________________________________________

Trustee Name: ___________________________________________________________

A. Does the trust have assets greater than $5 million?

Yes  ☐                     No  ☐

B. Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

Yes  ☐                     No  ☐

C. Indicate how often you invest in:

Marketable Securities

Often  ☐    Occasionally  ☐    Seldom  ☐    Never  ☐

Restricted Securities

Often  ☐    Occasionally  ☐    Seldom  ☐    Never  ☐

Venture Capital Companies

Often  ☐    Occasionally  ☐    Seldom  ☐    Never  ☐

Signature Page to

XENONICS HOLDINGS, INC.

INVESTOR SUITABILITY QUESTIONNAIRE

IN WITNESS WHEREOF, the Investor has executed this questionnaire as of the date of the Investor’s investment in the Company and declared that it is truthful and correct.

Dated as of                              , 2014

Name of Investor(s):

Authorized Signature(s):

EXHIBIT B

FORM OF CONVERTIBLE SENIOR SECURED NOTE

(see attached)

EXHIBIT C

FORM OF SECURITY AGREEMENT

(see attached)